SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 _____________

FORM 8-K

 _____________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 25, 2003

QUIPP, INC.

(Exact Name of Registrant Specified in Charter)

Florida

0-14870

59-2306191

(State or Other Jurisdiction

(Commission File

(I.R.S. Employer

of Incorporation

Number

Identification No.)

4800 NW 157th Street

Miami, Florida  33014

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (305) 623-8700

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is being furnished in connection with disclosure pursuant to Item 12 of this Form 8-K.

Exhibit No.

Description

99.1

Press Release Dated July 25, 2003

Item 9.   Regulation FD Disclosure (including information provided under Item 12, "Results of Operations and Financial Condition")

The following information is furnished to the Securities and Exchange Commission under Item12 of Form 8-K.  The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in "Filing Guidance Related To: Conditions for Use of Non-GAAP Financial Measures; and Insider Trades During Pension Fund Blackout Periods" (Release No. 33-8216, March 27, 2003).

On July 25, 2003, Quipp, Inc. issued a press release announcing second quarter 2003 earnings. This information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIPP, INC.

Date: July 25, 2003

By:  /s/ MICHAEL S. KADY

Michael S. Kady

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release Dated July 25, 2003

4